UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

_________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

VISTANCE NETWORKS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

VISTANCE NETWORKS, INC.

2026 Annual Meeting

Vote by May 06, 2026

11:59 PM ET

You invested in VISTANCE NETWORKS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 07, 2026.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 07, 2026
1:00 PM EDT

Virtually at:
https://edge.media-server.com/mmc/p/b9rwqxpm

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

wise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

VISTANCE NETWORKS, INC.
2026 Annual Meeting
Vote by May 06, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Stephen C. Gray	For
1B	L. William Krause	For
1C	Joanne M. Maguire	For
1D	Thomas J. Manning	For
1E	Derrick A. Roman	For
1F	Charles L. Treadway	For
1G	Claudius E. Watts IV	For
1H	Timothy T. Yates	For
2	Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement.	For
3	Non-binding, advisory vote to approve the frequency of future advisory votes on compensation of our named executive officers.	1 Year
4	Approval of additional shares under the Company's 2019 Long-Term Incentive Plan.	For
5	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2026.	For

NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.